UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 6, 2007
                                                ______________________________



                  Alliance Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



        United States                   001-33189                 56-2637804
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)




541 Lawrence Road, Broomall, Pennsylvania                          19008
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code     (610) 353-2900
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01 Other Events
          ------------

     On February 6, 2007, the Company announced that the board of directors approved the Company's first quarterly cash dividend of $0.04 per share to be paid by the Company on its outstanding shares of common stock. The cash dividend is payable February 28, 2007 to stockholders of record as of February 14, 2007.

     A copy of the press release dated February 6, 2007 is attached hereto and is incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

     The following exhibit is filed herewith.

     Exhibit Number  Description
     --------------  ------------------------------------------

          99.1       Press Release dated February 6, 2007





















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                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ALLIANCE BANCORP, INC. OF PENNSYLVANIA



Date:  February 6, 2007           By: /s/ Dennis D. Cirucci
                                      --------------------------------------
                                      Dennis D. Cirucci
                                      President and Chief Executive Officer

























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                              EXHIBIT INDEX


     Exhibit Number     Description
     --------------     -------------------------------------------

         99.1           Press Release dated February 6, 2007